SOCIALIST REPUBLIC OF VIETNAM
Independence – Freedom – Happiness

No …..HDTD-CN/CVC
Hanoi, December 01, 2006

LOAN AGREEMENT

BORROWER:

Name of Company:  CAVICO VIETNAM INVESTMENT AND CONSTRUCTION., JSC
Investment Certificate No. 0103000009, issued on 29 February, 2000
Address: 06th Floor – Songda Building – Pham Hung Street – Tu Liem – Ha Noi
Phone :                04.7684.020                     Fax :         04.7684.000
Representative by:
Mr. Bui Quang Ha                               Position: CEO

LENDER:

Name of Invidual, Organization: Pham Thi Ty
ID No: 011553151 issued on 20 December, 1987 by Hanoi Police.
Address: No258 Thuy Khue Street, Thuy Khue Quarter, Tay Ho District, Ha Noi city.

I. Content:
1. Amount of borrow with interest : 5.037.505.000 VND
(In words: Five billion, thirty-seven million, five hundred and five thoundsand Vietnam Dong).
2. Duration : 12 months
3. Interest rate : 12% per year
4. Form to pay the interest  : Pay interest in advance
5. Date of borrowing: 01 December, 2006
6. Limited time for full payment: 01 December, 2007

II . Common commitment
-	Borrower have responsibility for paying principle and interest on time.
-	Lender have responsibility for delivering exact amount as this contract to Borrower.

SOCIALIST REPUBLIC OF VIETNAM
Independence – Freedom – Happiness

No …..HDTD-CN/CVC
Hanoi, December 29, 2006

LOAN AGREEMENT

BORROWER:

Name of Company:: CAVICO VIETNAM INVESTMENT AND CONSTRUCTION., JSC
Investment Certificate No. 0103000009, issued on 29 February, 2000
Address: 06th Floor – Songda Building – Pham Hung Street – Tu Liem – Ha Noi
Phone :                04.7684.020                     Fax :         04.7684.000
Representative by:
Mr. Bui Quang Ha                               Position: CEO

LENDER:

Name of Invidual, Organization:    Pham Thi Ty
ID No: 011553151 issued on 20 December, 1987 by Hanoi Police.
Address: No258 Thuy Khue Street, Thuy Khue Quarter, Tay Ho District, Ha Noi city.

I.  Content:
1. Amount of borrow with interest : 14.962.495.000 VND
(In words: Fourteen billion, nine hundred and sixty-two million, four hundred and ninety-five thoundsand Vietnam Dong).
2. Duration : 12 months
3. Interest rate : 12% per year
4. Form to pay the interest  : Pay interest in advance
5. Date of borrowing: 29 December, 2006
6. Limited time for full payment: 29 December, 2007

II. Common commitment
-	Borrower have responsibility for paying principle and interest on time.
-	Lender have responsibility for delivering exact amount as this contract to Borrower.